THE ADVISORS' INNER CIRCLE FUND

                         CHARTWELL LARGE CAP VALUE FUND
                         CHARTWELL SMALL CAP VALUE FUND

                       SUPPLEMENT DATED SEPTEMBER 2, 2003
 TO THE INSTITUTIONAL CLASS AND ADVISOR CLASS PROSPECTUSES DATED MARCH 13, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


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On August 12, 2003 the Board of Trustees of The Advisors' Inner Circle Fund
approved that the name of the Chartwell Large Cap Value Fund be changed to the Chartwell Large Cap Core Fund. In connection with this name change, the Board also approved certain changes to the Fund's investment strategy which are described in more detail below.

The following paragraph replaces the second paragraph under "Principal Investment Strategies" in the "Fund Overview" section of the Prospectus:

The Fund's Advisor uses a disciplined approach to select equity securities for the Fund's portfolio of companies that it believes "fall between the cracks" of the value and growth universes. The Fund will generally invest in securities that the Advisor believes are moderately undervalued, reasonably priced and have prospects for consistent moderate growth. Among those securities that the Advisor believes meet this criteria, the Fund will attempt to emphasize securities that pay dividends over those that do not.

The following two paragraphs replace the second and third paragraphs in the "Investment Objectives, Principal Strategies and Risks" section of the
Prospectus:

The LARGE CAP CORE FUND invests at least 80% of its net assets in equity securities (common stocks, preferred stocks, convertible securities and warrants) of large companies with a market capitalization of $1 billion or more. The Fund may not change its policy to invest at least 80% of its net assets in equity securities of large companies without 60 days' written notice to shareholders. The Fund's Advisor applies proprietary valuation screens, focusing on ratios such as price to earnings, price to cash flow, price to sales and price to book to identify inexpensive, yet financially strong companies that the Advisor believes exhibit an improved fundamental outlook. The Fund's Advisor then conducts fundamental analysis to independently assess a company's intrinsic value. In addition, the Advisor seeks equity securities of companies which have or are undergoing a major fundamental change or other catalyst, which is likely to spark greater market interest in the company and its equity securities. Overall sector review of the portfolio is also performed in an attempt to further control portfolio risk.

In reviewing securities for a possible sale, the Advisor looks at factors such as valuation at the high end of a company's historical range, deteriorating fundamentals, or a change in the factors that were part of the original buy decision.

In addition, all other references throughout the Prospectus to the "Large Cap Value Fund" are changed to the "Large Cap Core Fund." It is anticipated that the changes discussed in this supplement will go into effect on or about October 1, 2003.
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The following discussion relates to the Funds' Anti-Money Laundering Program is added to the "How to Invest" section of the Prospectus.

FOREIGN INVESTORS

The Chartwell Funds (the "Fund") does not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact Chartwell Investment Partners, the Fund's investment advisor for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                                               September 3, 2003
VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549

Re:      Advisors' Inner Circle Fund
         File Number  33-42484

Ladies and Gentlemen:

On behalf of the Advisors' Inner Fund, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached please find a supplement dated September 2, 2003 to the Chartwell Large Cap Value Fund and Chartwell Small Cap Value Fund's Advisor Class prospectus dated March 13, 2003.



                                                                ----------------
                                                                Laurie V. Brooks
                                                            SEI Legal Department